[TEXT ON FACE OF ENVIRONMENTAL
                              TECHNOLOGIES USA INC.
                            COMMON STOCK CERTIFICATE]


[Certificate number]                                          [Number of shares]

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
                      ENVIRONMENTAL TECHNOLOGIES USA, INC.

                                                                SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                                                               CUSIP 294090 40 2

THIS CERTIFIES THAT [blank]

is the owner of [blank]

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR
VALUE OF $.01 PER SHARE, OF

                      ENVIRONMENTAL TECHNOLOGIES USA, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated: [blank]

  /s/ Richard G. Lareau                          /s/ Robin R. Young
      Secretary                                      Chief Executive Officer

   -   -   -   -   -   -   -   -   -   -   -   -   -  -   -   -   -   -   -   -

                         [TEXT ON RIGHT SIDE OF FACE OF
                       ENVIRONMENTAL TECHNOLOGIES USA INC.
                            COMMON STOCK CERTIFICATE]


Countersigned and Registered:
  NORWEST BANK MINNESOTA, N.A.
    Transfer Agent and Registrar


By [blank]
          Authorized Signature




                     [TEXT ON REVERSE SIDE OF ENVIRONMENTAL
                              TECHNOLOGIES USA INC.
                            COMMON STOCK CERTIFICATE]



The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UTMA - _______ Custodian _______
                                                (Cust)            (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors
                                               Act ____________________________
JT TEN  - as joint tenants with right of                      (State)
          survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.


For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[blank]

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________


___________________________________________________________________Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                           ____________________________________________________

                           ____________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED